UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	4/30/2012

Date of reporting period:	4/30/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL MUNI HIGH INCOME FUND

ANNUAL REPORT • APRIL 30, 2012

Fund Type

Municipal Bond

Objective

Maximum amount of income that is eligible from exclusion from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

June 15, 2012

Dear Shareholder:

After an extraordinary career at Prudential, Judy Rice retired at the end of 2011 as President of Prudential Investments and President and Trustee of the Prudential Muni High Income Fund (the Fund). While she will remain as Chairman of Prudential Investments until the end of 2012, I was named to succeed her as President of Prudential Investments and President and Trustee of the Fund effective January 1, 2012. I previously served as Executive Vice President of Retail Mutual Fund Distribution for Prudential Investments for the past six years.

Since this is my first letter to shareholders, I would like to recognize Judy for the significant contributions she made in building the Prudential Investments fund family and her unflagging commitment to helping investors like you meet the challenges of a rapidly changing investment environment. My goal is to build on Judy’s accomplishments, with a particular focus on delivering the solutions you need to address your financial goals.

I hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Stuart S. Parker, President

Prudential Muni High Income Fund

Prudential Muni High Income Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.92%; Class B, 1.12%; Class C, 1.62%; Class Z, 0.62%. Net operating expenses: Class A, 0.87%; Class B, 1.12%; Class C, 1.62%; Class Z, 0.62%, after contractual reduction through 8/31/2013 for Class A.

Cumulative Total Returns (Without Sales Charges) as of 4/30/12
	One Year	Five Years	Ten Years
Class A	14.61%	23.80%	66.84%
Class B	14.33	22.44	62.93
Class C	13.66	20.37	58.23
Class Z	14.92	25.49	71.28
Barclays Muni Bond Index	11.36	31.31	68.84
Barclays Non-Investment-Grade Muni Bond Index	16.16	17.61	78.39
Lipper High Yield Municipal Debt Funds Average	16.39	13.82	56.36

Average Annual Total Returns (With Sales Charges) as of 3/31/12
	One Year	Five Years	Ten Years
Class A	10.21%	3.33%	4.79%
Class B	9.53	3.74	4.96
Class C	12.97	3.57	4.67
Class Z	15.12	4.46	5.50
Barclays Muni Bond Index	12.07	5.42	5.46
Barclays Non-Investment-Grade Muni Bond Index	15.48	2.96	5.84
Lipper High Yield Municipal Debt Funds Average	16.26	2.32	4.52

Average Annual Total Returns (With Sales Charges) as of 4/30/12
	One Year	Five Years	Ten Years
Class A	10.02%	3.51%	4.82%
Class B	9.33	3.97	5.00
Class C	12.66	3.78	4.70
Class Z	14.92	4.65	5.53

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Average Annual Total Returns (Without Sales Charges) as of 4/30/12
	One Year	Five Years	Ten Years
Class A	14.61%	4.36%	5.25%
Class B	14.33	4.13	5.00
Class C	13.66	3.78	4.70
Class Z	14.92	4.65	5.53

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Muni High Income Fund (Class A shares) with a similar investment in the Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 2002) and the account values at the end of the current fiscal year (April 30, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class. Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Muni High Income Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee to 0.30%, 0.50%, and 1.00%, respectively. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a 12b-1 fee or a sales charge. The returns in the tables reflect the share class structure in effect at the end of the period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Barclays Municipal (Muni) Bond Index

The Barclays Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Barclays Non-Investment-Grade Municipal (Muni) Bond Index

The Barclays Non-Investment-Grade Municipal (Muni) Bond Index is an unmanaged index of non-rated or Ba1- or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed. The bonds in this index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must also be dated after December 31, 1990, and be at least one year from their maturity date.

Lipper High Yield Municipal Debt Funds Average

The Lipper High Yield Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Yield Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest at least 50% of their assets in lower-rated municipal debt issues.

Investors cannot invest directly in an index or average. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distribution and Yields as of 4/30/12
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent Yield* at Tax Rates of
			33%	35%
Class A	$0.47	3.81%	5.69%	5.86%
Class B	0.45	3.71	5.54	5.71
Class C	0.40	3.22	4.81	4.95
Class Z	0.50	4.22	6.30	6.49

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

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Five Largest Holdings expressed as a percentage of net assets as of 4/30/12
Tobacco Settlement (NJ) Fin. Corp., NJ Rev., Rfdg., Ser. 1A, 4.500%, 06/01/23	1.2%
Foothill/Eastern (CA) Trans. Corridor Agy. Toll Rd. Rev., Convertible C.A.B.S., Converted to Fixed on 07/15/09, 5.875%, 01/15/28	1.0
New Jersey (NJ) Econ. Dev. Auth. Rev., Continental Airlines, Inc. Proj., Spec. Facs. Rev., A.M.T., 6.250%, 09/15/29	1.0
Metro. Pier & Expo. (IL) Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, NATL, 5.250%, 06/15/42	0.9
Lower Colorado (TX) Riv. Auth. Rev., Rfdg. & Impt., Ser. A, (Prerefunded 05/15/15), 7.250%, 05/15/37	0.9

Holdings are subject to change.

Credit Quality* expressed as a percentage of net assets as of 4/30/12
Aaa	0.3%
Aa	6.0
A	28.4
Baa	31.7
Ba	4.7
B	8.8
Caa	1.8
Less than Caa	0.7
Not Rated	16.8
Total Investments	99.2
Other assets in excess of liabilities	0.8
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential Muni High Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Fund’s Class A shares returned 14.61% for the 12-month period that ended April 30, 2012, outperforming the 11.36% gain of the Barclays Municipal Bond Index, which consists entirely of investment-grade bonds.

However, the Class A shares trailed the 16.16% gain of the Barclays Non-Investment-Grade Municipal Bond Index, which tracks bonds that are not rated or are rated below investment grade. The Class A shares also lagged the 16.39% return of the Lipper High Yield Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

The period that began May 1, 2011 proved favorable with several factors helping to drive municipal bond prices higher, and their yields lower (as bond prices move inversely to yields).

•

Investors were attracted to the relative calm of the tax-exempt bond market compared to the U.S. stock market, which experienced bouts of heightened volatility in reaction to an ongoing sovereign debt crisis in Europe.

•

The tax-exempt market also benefited from a favorable supply/demand balance for much of the period. Reinvested coupon payments and other monies flooded into the market, which only issued a moderate supply of new municipal bonds. Improvement in state revenue receipts also contributed to the market’s positive tone.

•

Investors seeking relatively attractive yields favored long-term municipal bonds, enabling them to outperform short- and intermediate-term municipal bonds for the period. Rising long-term municipal bond prices drove their yields sharply lower, flattening the slope of the municipal bond yield curve, a line graph that illustrates the relationship between the yields and maturities of tax-exempt debt securities.

•

The search for relatively attractive yields also helped lower-quality municipal bonds dramatically outperform bonds in the two highest rating categories of the tax-exempt market. Lower-quality municipal bonds provide higher yields to compensate investors for the greater credit risk associated with the debt securities.

What made the largest positive contribution to the Fund’s performance?

Security selection, sector allocation, and yield curve positioning were key contributors to the Fund’s performance.

•	The Fund had an overweight exposure to the two lowest rating categories of investment-grade municipal bonds compared to the Barclays Municipal Bond

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Index. This worked well, as lower investment-grade municipal bonds outperformed their higher-quality counterparts.

•

The Fund also had a much larger exposure to the hospital sector than the Barclays Municipal Bond Index and the Barclays Non-Investment-Grade Municipal Bond Index. This benefited the Fund as hospital bonds were one of the best-performing sectors in both indexes due to their relatively attractive yields. The Fund also benefited from favorable security selection in the hospital sector.

•

An overweight exposure to revenue bonds compared to the Barclays Municipal Bond Index was another positive for the Fund. The search for attractive yields helped revenue bonds, which are typically backed by money from a specific project or system, to outperform general obligation (GO) bonds, which are typically backed by the taxing authority of a state or municipality.

•	The Fund maintained a selective exposure to long-term municipal bonds that enabled it to benefit as the slope of the municipal bond yield curve flattened.

What detracted most from the Fund’s performance?

The largest detractor from the Fund’s performance was poor security selection in the tax-exempt market’s corporate-backed sector. These bonds, with interest and principal paid by a corporation rather than a municipality, finance projects such as industrial plants and pollution control facilities.

•	The Fund held positions in unsecured municipal bonds backed by American Airlines that declined in value because the company filed for bankruptcy.

•

Efforts to hedge the Fund’s duration, which is calculated by adding up and weighting the durations of all bonds in the portfolio, also hurt its performance. (Duration is a measure of investment risk that takes into account a bond’s interest payments and value at maturity.) The hedge involved selling U.S. Treasury futures contracts in anticipation that the Fund would have an opportunity to buy the contracts back at a lower price. However, the strategy did not work as intended in the third quarter of 2011, as the Treasury market rallied strongly. Consequently, the strategy had a negative impact for the entire period.

Prudential Muni High Income Fund	7

Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on November 1, 2011, at the beginning of the period, and held through the six-month period ended April 30, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Muni High Income Fund		Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,073.30	0.87%	$4.48
	Hypothetical	$1,000.00	$1,020.54	0.87%	$4.37

Class B	Actual	$1,000.00	$1,073.10	1.12%	$5.77
	Hypothetical	$1,000.00	$1,019.29	1.12%	$5.62

Class C	Actual	$1,000.00	$1,069.50	1.62%	$8.34
	Hypothetical	$1,000.00	$1,016.81	1.62%	$8.12

Class Z	Actual	$1,000.00	$1,074.80	0.62%	$3.20
	Hypothetical	$1,000.00	$1,021.78	0.62%	$3.12

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended April 30, 2012, and divided by the 366 days in the Fund's fiscal year ended April 30, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Muni High Income Fund	9

Portfolio of Investments

as of April 30, 2012

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.0%

Alabama 0.6%
Cullman Cnty. Healthcare Auth., Cullman Reg. Med. Ctr., Ser. A	Ba1	7.000%	02/01/36	$1,000	$1,039,000
Selma Indl. Dev. Brd. Rev., Gulf Opportunity Zone, Intl. Paper Co., Ser. A	Baa3	5.800	05/01/34	1,000	1,070,260
Ser. A	BBB(b)	6.250	11/01/33	1,750	1,919,837

					4,029,097

Arizona 2.9%
Maricopa Cnty. Poll. Ctrl. Corp. Rev., El Paso Elec. Co., Ser. B	Baa2	7.250	04/01/40	1,500	1,780,110
Pima Cnty. Indl. Dev. Auth. Rev., Ed. Fac.-P.L.C. Charter Sch. Proj.	NR	6.750	04/01/36	1,500	1,393,665
Tucson Elec. Pwr. Co.	Baa3	5.750	09/01/29	3,500	3,709,335
Tucson Elec. Pwr. Co., San Juan, Ser. A	Baa3	4.950	10/01/20	1,000	1,090,070
Tucson Elec. Pwr. Co., Ser. A	Baa3	5.250	10/01/40	1,000	1,039,600
Pinal Cnty. Indl. Dev. Auth., Correct. Facs. Rev., Florence West Prison Proj., Ser. A, A.C.A.	BBB(b)	5.250	10/01/19	3,135	3,258,707
Salt Verde Fin. Corp. Gas. Rev., Sr. Bonds	A3	5.000	12/01/32	4,500	4,587,075
Sr. Bonds	A3	5.000	12/01/37	1,000	1,014,450
Tempe Az. Indl. Dev. Auth. Rev., Friendship Vlg., Ser. A, Rfdg.	NR	6.250	12/01/42	1,000	1,025,280

					18,898,292

California 12.1%
ABAG Fin. Auth. for Nonprofit Corp., Episcopal Senior Community, Rfdg.	BBB+(b)	6.125	07/01/41	775	831,366
California Cnty. Tob. Sec. Agcy., Tob. Conv. Bonds Asset Bkd., Ser. B	NR	5.100	06/01/28	1,750	1,512,385

See Notes to Financial Statements.

Prudential Muni High Income Fund	11

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California Hlth. Facs. Fing. Auth. Rev., Childrens Hosp., Ser. A	A(b)	5.250%	11/01/41	$2,000	$2,181,160
Lucile Packard Childrens Hosp., Ser. A	Aa3	5.000	08/15/51	3,000	3,175,530
Stanford Hosp., Ser. A-3, Rfdg.	Aa3	5.500	11/15/40	750	858,982
St. Joseph Hlth. Sys., Ser. A	A1	5.750	07/01/39	1,770	2,003,711
California Poll. Ctrl. Fin. Auth. Rev., Wtr. Facs., Amer. Wtr. Cap. Corp. Proj., 144A	Baa2	5.250	08/01/40	500	520,680
California St., GO	A1	6.000	04/01/38	3,500	4,035,815
Var. Purp., GO	A1	5.000	04/01/42	1,000	1,065,990
Var. Purp., GO	A1	5.500	11/01/39	1,000	1,108,700
Var. Purp., GO	A1	6.000	11/01/39	1,500	1,742,355
California St. Pub. Wks. Brd. Lease Rev., Judicial Council Proj., Ser. D	A2	5.000	12/01/31	1,000	1,060,940
Various Cap. Proj., Ser. A	A2	5.000	04/01/37	1,500	1,572,885
Various Cap. Proj., Ser. G-1	A2	5.750	10/01/30	750	852,060
Various Cap. Proj., Ser. I-1	A2	6.375	11/01/34	750	875,850
California Statewide Cmntys. Dev. Auth. Rev., Cottage Hlth. Oblig. Grp.	A+(b)	5.000	11/01/40	800	838,952
John Muir Hlth.	A1	5.125	07/01/39	500	523,615
Sch. Fac., Aspire Pub. Sch.	NR	6.000	07/01/30	1,000	1,073,620
Sr. Living Southn. Calif. Presbyterian Homes	BBB-(b)	7.250	11/15/41	500	556,340
Capistrano Unif. Sch. Dist. Cmnty. Facs., Rev., Talega Cmnty. Facs. Dist. #90-2	NR	6.000	09/01/33	1,000	1,013,210
Chico Redev. Agcy. Tax Alloc. Chico Amedned & Merged Redev., A.M.B.A.C.	A+(b)	5.000	04/01/30	2,000	2,032,620
Foothill/Eastern Trans. Corridor Agy. Toll Rd. Rev., Convertible C.A.B.S., Converted to Fixed on 07/15/09	Baa3	5.875	01/15/28	6,700	6,818,925

See Notes to Financial Statements.

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Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
Golden St. Tob. Secur. Corp. Tob. Settlement Rev., Asset Bkd., Ser. A	A2	5.000%	06/01/45	$1,000	$1,010,770
Asset Bkd., Ser. A-2, C.A.B.S. (Converts to 5.300% on 12/01/12)	B3	7.290(c)	06/01/37	3,000	2,241,480
Asset Bkd., Sr., Ser. A-1	B3	4.500	06/01/27	4,000	3,409,720
Asset Bkd., Sr., Ser. A-1	B3	5.750	06/01/47	6,515	5,340,280
Lake Elsinore Spl. Tax Cmnty. Facs., Dist.-2-Area A-A	NR	5.450	09/01/36	1,500	1,407,000
Lincoln Pub. Fing. Auth. Rev., Twelve Bridges. Sub., Ser. B	NR	6.000	09/02/27	1,000	1,049,450
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	Baa1	5.500	11/15/37	1,000	1,089,990
Los Angeles Regional Arpts. Impt. Corp. Lse. Rev., American Airlines, Inc., A.M.T.(d)	C	7.500	12/01/24	3,000	2,999,940
M-S-R Energy Auth. Calif., Ser. A	A-(b)	6.500	11/01/39	2,000	2,445,940
Ser. A	A-(b)	7.000	11/01/34	1,650	2,106,242
Ser. B	A-(b)	6.500	11/01/39	2,000	2,445,940
Murrieta Cmnty. Facs. Dist. Spl. Tax., No. 2, The Oaks Impt. Area, Ser. A	NR	5.900	09/01/27	1,000	1,014,690
Palomar Pomerado Healthcare Dist. Ctfs. Part.	Baa3	6.000	11/01/41	1,800	1,871,622
Perris Cmnty. Facs. Dist., Spec. Tax, No. 01- 2, Avalon, Ser. A	NR	6.250	09/01/23	3,000	3,074,070
Port of Oakland, Ser. O, A.M.T., Rfdg.	A2	5.125	05/01/31	1,000	1,049,620
Rancho Cordova Cmnty. Facs. Dist., Tax No. 2003-1, Sunridge Anatolia	NR	6.000	09/01/33	1,000	1,007,140
Sunridge Anatolia	NR	6.100	09/01/37	1,980	1,992,751
Riverside Cnty. Calif. Redev. Agy. Tax. Alloc. Intst. 215 Corridor, Ser. E	Baa3	6.500	10/01/40	2,000	2,168,260

See Notes to Financial Statements.

Prudential Muni High Income Fund	13

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
San Buenaventura Calif. Rev., Cmnty. Mem. Hlth. Sys.	Ba2	7.500%	12/01/41	$1,000	$1,162,800
Cmnty. Mem. Hlth. Sys.	Ba2	8.000	12/01/26	500	614,390
San Francisco City & Cnty. Arpts. Second Series, Ser. C, A.M.T. Rfdg.	A1	5.000	05/01/25	1,000	1,108,460
Saugus Unif. Sch. Dist. Spl. Tax Cmnty. Facs. Dist. No. 2002-1	NR	6.000	09/01/33	1,800	1,815,660
South Bayside Wste. Mgmt. Auth. Calif. Solid Wste. Enterprise Shoreway Environmental, Ser. A	A3	6.000	09/01/36	500	543,455
Wm. S. Hart Unif. High Sch. Dist., Spl. Tax Cmnty. Fac. Dist. No. 2005-1	NR	5.300	09/01/36	1,000	851,410

					80,076,771

Colorado 1.7%
Colorado Hlth. Facs. Auth. Rev., Catholic Hlth., Ser. A	Aa2	5.000	02/01/41	2,000	2,132,660
Christian Living Cmntys. Proj., Ser. A	NR	5.750	01/01/37	1,500	1,507,170
Valley View Assn. Proj.	BBB+(b)	5.125	05/15/37	1,240	1,232,188
Valley View Assn. Proj.	BBB+(b)	5.250	05/15/42	2,500	2,505,425
Colorado Springs Memorial Hosp. Rev., Unrefunded balance	A3	6.375	12/15/30	1,260	1,261,600
E-470 Pub. Hwy. Auth. Rev., Ser. C	Baa2	5.375	09/01/26	1,000	1,056,640
Pub. Auth. Energy Nat. Gas Pur. Rev.	Baa1	6.500	11/15/38	1,500	1,859,625

					11,555,308

Connecticut 1.5%
Connecticut St. Dev. Auth. Rev., Conn. Lt. & Pwr. Co. Proj., Ser. A, Rfdg.	A3	4.375	09/01/28	2,000	2,104,060

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Connecticut (cont’d.)
Solid Wste. Disp. Facs. PSEG Pwr. LLC Proj., Ser. A, A.M.T.	Baa1	5.750%	11/01/37	$1,600	$1,606,352
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford Healthcare, Ser. A	A2	5.000	07/01/41	1,250	1,315,650
Western Conn. Hlth., Ser. M	A(b)	5.375	07/01/41	1,250	1,363,725
Hamden Fac. Rev., Whitney Ctr. Proj., Ser. A	NR	7.750	01/01/43	1,000	1,058,970
Harbor Point Infrastructure Impt. Dist. Spl. Oblig. Rev., Harbor Point Proj., Ser. A	NR	7.875	04/01/39	2,000	2,225,920

					9,674,677

Delaware 0.3%
Delaware St. Hlth. Facs. Auth. Rev., Beebe Med. Ctr. Proj., Ser. A	Ba3	5.000	06/01/30	2,000	1,670,420

District of Columbia 0.9%
Dist. of Columbia Rev., American Society Hematology-Rmkt	A(b)	5.000	07/01/42	1,000	1,034,600
Assn. Amern. Med. Colleges, Ser. B	A+(b)	5.000	10/01/41	2,500	2,670,225
Gallaudet Univ.	A2	5.500	04/01/34	400	450,380
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. A, A.M.T.	Aa3	5.250	10/01/27	1,500	1,630,830

					5,786,035

Florida 6.3%
Capital Tr. Agy. Rev. Air Cargo, Aero Miami FX LLC, Sr. Lien, Ser. A, Rfdg.	Baa3	5.350	07/01/29	2,500	2,505,550
Citizens Ppty. Ins. Corp., Sr. Secd., Coastal, Ser. A-1	A2	5.000	06/01/19	1,250	1,421,225
High Act.	A2	6.000	06/01/16	1,500	1,732,725

See Notes to Financial Statements.

Prudential Muni High Income Fund	15

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Cityplace CDD Spl. Assmt. Rev. Rfdg.	NR	5.000%	05/01/26	$1,000	$1,094,830
Florida Dev. Fin. Corp. Edl. Facs. Rev., Bay Area Charter Foundation, Ser. A	NR	7.750	06/15/42	2,000	2,136,300
Renaissance Charter Sch., Ser. A	NR	6.000	09/15/40	1,750	1,794,975
Greater Orlando Aviation Auth., Orlando Arpt. Fac. Rev., Spl. Purp. - Jetblue Airways Corp., A.M.T.	NR	6.375	11/15/26	3,000	3,022,710
Spl. Purp. - Jetblue Airways Corp., A.M.T.	NR	6.500	11/15/36	2,000	2,014,440
Highlands Cmnty. Dev. Spl. Assmt.(e)	NR	5.550	05/01/36	165	99,719
Hillsborough Cnty. Indl. Dev. Auth. Rev., Hlth. Facs., Univ. Cmnty. Hosp., Ser. B (Prerefunded 08/15/19)(f)	Baa3	8.000	08/15/32	1,000	1,429,110
Tampa Electric	Baa1	5.650	05/15/18	1,000	1,164,450
Indigo Cmnty. Dev. Dist. Cap. Impvt. Rev.	NR	5.750	05/01/36	1,860	1,040,391
Jacksonville Econ. Dev., Gerdau Ameristeel U.S., Inc., A.M.T.	Baa3	5.300	05/01/37	3,000	2,889,420
Martin Cnty. Hlth. Facs. Auth., Martin Memorial Med. Center	Baa1	5.500	11/15/42	2,000	2,073,560
Miami Beach Hlth. Facs. Auth. Hosp. Rev., Mount Sinai Med. Ctr., Ser. A	Baa3	6.700	11/15/19	1,000	1,013,180
North Sumter Cnty. Util. Dependent Dist. Util. Rev.	BBB(b)	5.750	10/01/43	1,500	1,595,535
St. Johns Cnty. Fla. Indl. Dev. Auth. Rev., Presbyterian Retirement, Ser. A	NR	6.000	08/01/45	1,000	1,078,070

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
St. Petersburg Hlth. Facs. Auth. Rev., All Childrens Hosp.	A1	6.500%	11/15/39	$1,500	$1,751,595
Sarasota Cnty. Fla. Pub. Hosp. Dist. Hosp. Rev., Sarasota Mem. Hosp. Proj., Ser. A	A1	5.625	07/01/39	1,000	1,073,920
Seminole Tribe Rev., Gaming Div., Tribal Eco. Dev. Bonds, Ser. 2010A, 144A	Ba1	5.125	10/01/17	1,500	1,563,675
Spl. Oblig., Ser. A, 144A	Ba2	5.500	10/01/24	1,000	1,036,630
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp.	A2	5.250	10/01/34	1,250	1,312,675
South Lake Hosp., Ser. A	Baa2	6.250	04/01/39	1,910	2,071,338
Village Cmnty. Dev. Dist. No. 8. Fla. Spl. Assmt. Rev., Phase II Rfdg.	NR	6.125	05/01/39	2,690	2,842,200
Village Cmnty. Dev. Dist. No. 9. Fla. Spl. Assmt. Rev., Ser. 2011	NR	7.000	05/01/41	1,000	1,124,280
Ser. 2012, Rfdg.	NR	5.500	05/01/42	1,000	1,019,260

					41,901,763

Georgia 1.4%
Atlanta Arpt. Rev., Ref. Gen., Ser. B, A.M.T., Rfdg.	A1	5.000	01/01/30	500	530,280
Ser. C	A1	5.000	01/01/42	750	791,130
Burke Cnty. Dev. Auth. Poll. Rev., Oglethorpe Pwr. - Vogtle Proj., Ser. B	Baa1	5.500	01/01/33	1,000	1,077,460
Clayton Cnty. Dev. Auth. Spl. Facs. Rev., Delta Air Lines, Ser. A	CCC+(b)	8.750	06/01/29	2,000	2,326,000
Ser. B, A.M.T.	CCC+(b)	9.000	06/01/35	1,000	1,078,920
Fulton Cnty. Residential Care Facs. Rev., Canterbury Court Proj., Ser. A	NR	6.125	02/15/34	1,200	1,144,452
Henry Cnty. Wtr. & Swr. Auth. Rev., A.M.B.A.C.	Aa2	6.150	02/01/20	1,000	1,281,570

See Notes to Financial Statements.

Prudential Muni High Income Fund	17

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Georgia (cont’d.)
Marietta Dev. Auth. Rev., Life Univ.	Ba3	7.000%	06/15/39	$1,000	$1,023,820

					9,253,632

Guam 0.2%
Guam Gov’t., Ser. A, GO	B+(b)	7.000	11/15/39	1,000	1,092,190

Hawaii 0.6%
Hawaii Pac. Hlth. Rev., Spl. Purp.	A3	5.750	07/01/40	500	537,345
Spl. Purp. Ser. B	A3	5.500	07/01/40	1,000	1,050,220
Hawaii St. Dept. Budget & Fin. Spl. Purp. Rev., 15 Craigside Proj.	NR	9.000	11/15/44	1,000	1,174,500
Hawaiian Elec. Co.	Baa1	6.500	07/01/39	1,000	1,144,370

					3,906,435

Idaho 0.3%
Idaho Hlth. Facs. Auth. Rev., St. Lukes Hlth. Sys. Proj., Ser. A	A2	6.750	11/01/37	1,000	1,165,430
Idaho Hsg. & Fin. Assn. Rev., North Star Charter Sch. Proj.	BB(b)	9.500	07/01/39	1,000	1,108,590

					2,274,020

Illinois 7.8%
Chicago Illinois Proj., Ser. A, GO	Aa3	5.000	01/01/40	2,000	2,127,100
Chicago O’Hare Intl. Arpt. Rev., Gen.-Third Lien, Ser. C	A1	6.500	01/01/41	1,000	1,199,410
Illinois Fin. Auth. Rev., American Water Cap. Corp. Proj.	Baa2	5.250	10/01/39	3,150	3,271,338
Cent. Dupage Health, Ser. B	AA(b)	5.500	11/01/39	1,500	1,641,540
Chrt. Sch. Rev. Uno. Sch., Rfdg.	BBB-(b)	6.875	10/01/31	2,500	2,684,725
Friendship Vlg. Schaumburg, Ser. A	NR	5.625	02/15/37	1,000	902,480
Illinois Inst. of Technology, Ser. A	Baa3	5.000	04/01/31	2,500	2,080,650

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Illinois Inst. of Technology, Ser. A	Baa3	5.000%	04/01/36	$5,000	$4,013,500
Little Co. Mary Hosp. & Hlth.	A+(b)	5.375	08/15/40	1,500	1,575,060
Navistar Intl. Recovery Zone Fac., Gty. Agmt. - Navistar, Inc.	B1	6.500	10/15/40	1,000	1,081,980
NorthWestern Mem. Hosp., Ser. A	Aa2	6.000	08/15/39	1,500	1,728,975
Provena Hlth., Ser. A	Baa1	6.000	05/01/28	1,500	1,678,665
Provena Hlth., Ser. A	Baa1	7.750	08/15/34	1,000	1,264,720
Rush Univ. Med. Ctr. Oblig. Grp., Ser. A	A2	7.250	11/01/38	3,405	4,293,194
Rush Univ. Med. Ctr., Ser. C	A2	6.625	11/01/39	1,000	1,225,940
Silver Cross & Med. Ctrs.	BBB-(b)	7.000	08/15/44	3,000	3,329,700
Student Hsg., Edl. Advancement Fd., Inc., Ser. B, Rfdg.	Baa3	5.000	05/01/30	5,000	5,046,100
Swedish Covenant, Ser. A	BBB+(b)	6.000	08/15/38	1,500	1,647,420
Illinois St., GO	A2	5.000	03/01/36	1,000	1,051,510
Metro. Pier & Expo. Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, NATL	A3	5.250	06/15/42	6,000	6,086,940
Railsplitter Tob. Settlement Auth. Rev.	A-(b)	6.000	06/01/28	2,250	2,553,210
Round Lake Rev., Lakewood Spl. Tax #1 (Prerefunded 03/01/13)(f)	NR	6.700	03/01/33	1,000	1,067,540

					51,551,697

Indiana 1.8%
Indiana Hlth. & Edl. Fac. Fin. Auth. Hosp. Rev., Cmnty. Foundation Northwest Ind.	BBB+(b)	5.500	03/01/37	2,000	2,058,780
Cmnty. Foundation Northwest Ind., Ser. A	BBB+(b)	6.000	03/01/34	3,000	3,122,610

See Notes to Financial Statements.

Prudential Muni High Income Fund	19

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Indiana (cont’d.)
Indiana St. Fin. Auth. Rev., Drexel Fndtn. Edl. Facs. Proj., Ser. A	BBB-(b)	7.000%	10/01/39	$1,000	$1,086,510
Duke Energy Ind., Ser. B	A(b)	6.000	08/01/39	1,000	1,147,810
Indiana St. Hsg. Fin. Auth. Single Fam. Mtge. Rev., Ser. B2, A.M.T., G.N.M.A., F.N.M.A.	Aaa	4.000	01/01/34	85	85,112
Indianapolis Ind. Loc. Pub. Impt. Bd. Bk. Wtrwks. Proj., Ser. A	A2	5.750	01/01/38	1,000	1,121,380
Rockport, In. Rev. Rfdg. AK Steel Holdings Corp., A.M.T.	B2	7.000	06/01/28	1,500	1,552,800
Vigo Cnty. Hosp. Auth. Rev., Union Hosp., Inc.	NR	7.750	09/01/31	1,500	1,750,275

					11,925,277

Iowa 0.3%
Altoona Urban Renewal Tax Rev., Annual Appr.	BBB+(b)	6.000	06/01/43	1,000	1,056,160
Ames. Hosp., Mary Greely Med. Ctr.	A2	5.250	06/15/36	1,000	1,052,600

					2,108,760

Kansas 0.5%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventish Hlth.	Aa3	5.750	11/15/38	1,000	1,143,720
KU Hlth. Sys., Ser. H	A+(b)	5.125	03/01/39	500	521,420
Wyandotte Cnty. Kans. City Unified Govt. Spl. Oblig. Rev., Cap. Apprec. Sales Tax-Sub. Lien, Ser. B	NR	4.410(c)	06/01/21	2,500	1,687,475

					3,352,615

Kentucky 1.0%
Kentucky Economic Dev. Fin. Auth. Rev., Hosp. Facs., Owensboro Med. Health Sys.	Baa2	6.375	06/01/40	3,500	4,004,315

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Kentucky (cont’d.)
Masonic Home Indpt. Living	NR	5.750%	05/15/17	$1,250	$1,257,425
Owen Cnty. Wtrwks. Sys. Rev., Amern. Wtr. Co. Proj., Ser. A	Baa2	6.250	06/01/39	500	552,245
Ser. B	Baa2	5.625	09/01/39	500	528,065

					6,342,050

Louisiana 2.0%
Louisiana Loc. Govt. Envir. Facs. & Cmnty. Rev., Westlake Chem. Corp., Ser. A-2	Baa3	6.500	11/01/35	1,000	1,122,370
Woman’s Hosp. Foundation, Ser. A	A3	6.000	10/01/44	2,000	2,195,020
Louisiana Pub. Facs. Auth. Rev., Franciscan Missionaries Hosp.	A2	6.750	07/01/39	2,000	2,308,740
Louisiana St. Citizens Ppty. Ins. Assmt. Rev., Ser. C, A.G.C.	Aa3	6.750	06/01/26	2,000	2,379,760
Tobacco Settlement Fing. Corp. Rev., Asset Bkd., Ser. 2001B	A1	5.500	05/15/30	1,050	1,057,665
Ser. 2001B	A3	5.875	05/15/39	4,000	4,015,920

					13,079,475

Maine 0.4%
Maine Hlth. & Higher Edl. Facs. Auth. Rev., Maine General Med. Center	Baa3	7.500	07/01/32	2,000	2,381,840

Maryland 1.7%
Cnty. of Anne Arundel Spl. Oblig., Vlg. South Waugh Chapel Proj., Tax Alloc.	NR	6.250	07/01/40	2,000	2,085,440
Cnty. of Frederick Spl. Oblig., Sub. Urbana Cmnty. Dev. Auth., Ser. B	NR	5.500	07/01/40	4,860	4,764,112
Maryland Econ. Dev. Corp., Potomac Elect. Pwr. Co.	A3	6.200	09/01/22	1,000	1,213,420

See Notes to Financial Statements.

Prudential Muni High Income Fund	21

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Maryland (cont’d.)
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Charlestown Cmnty., Rfdg.	NR	6.250%	01/01/41	$1,500	$1,667,265
Lifebridge Hlth.	A2	6.000	07/01/41	600	685,374
Maryland St. Indl. Dev. Fin. Auth. Rev., Synagro Baltimore, Ser. A, A.M.T., Rfdg.	NR	5.250	12/01/13	700	732,417

					11,148,028

Massachusetts 2.1%
Massachusetts St. Coll. Bldg., Auth. Rev., Proj. Bonds, Ser. A, Rfdg.	Aa1	7.500	05/01/14	1,750	1,864,170
Massachusetts St. Dev. Fin. Agcy. Rev., Alliance Hlth., Ser. A	NR	7.100	07/01/32	3,730	3,444,953
Carleton Willard Vlg.	A-(b)	5.625	12/01/30	400	428,368
Groves in Lincoln-Deacone, Sr. Living Fac. Rev., Ser. B1	NR	7.250	06/01/16	1,000	1,000,560
Linden Ponds, Inc. Fac. Ser. A-1 (original cost $970,901; purchased 07/31/07)(g)(h)	NR	6.250	11/15/46	709	508,312
Linden Ponds, Inc. Fac. Ser. A-2 (original cost $45,781; purchased 07/31/07)(g)(h)	NR	5.500	11/15/46	38	23,050
Linden Ponds, Inc. Fac. Ser. B (original cost $3,447; purchased 07/31/07)(g)(h)	NR	12.160(c)	11/15/56	187	974
Solid Wst. Disp. Rev., Dominion Energy Brayton (Mandatory put date 05/01/19)	Baa2	5.750	12/01/42	1,000	1,162,520
Tufts Med. Ctr., Ser. I	BBB(b)	7.250	01/01/32	2,000	2,400,600
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., A.M.T., NATL	A2	5.000	07/01/32	3,000	3,068,310

					13,901,817

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Michigan 3.8%
Detroit Mich. Sch. Distr. St. Aid, GO	Aa3	5.250%	11/01/35	$500	$534,630
Detroit Mich. Sewer Disp. Rev., Sr. Lien, Ser. B, A.G.M.	Aa3	7.500	07/01/33	1,000	1,253,060
Kent Hosp. Fin. Auth. Rev., Metro. Hosp. Proj., Ser. A	BB+(b)	6.250	07/01/40	3,000	3,082,770
Michigan Fin. Auth. Ltd. Oblig. Rev., Pub. Sch. Academy, Old Redford, Ser. A	BBB-(b)	6.500	12/01/40	745	754,223
Michigan Pub. Edl. Facs. Auth. Rev., Ltd. Oblig.-Black River Sch., Rfdg.	NR	5.800	09/01/30	1,250	1,153,150
Michigan St. Bldg. Auth. Rev., Facs. Proj., Ser. I-A, Rfdg.	Aa3	5.375	10/15/41	750	839,310
Michigan St. Hosp. Fin. Auth. Rev., Henry Ford Hlth.	A1	5.750	11/15/39	1,000	1,096,580
McLaren Healthcare Corp.	Aa3	5.750	05/15/38	1,500	1,649,760
Michigan Strategic Fund Rev., Detroit Ed., Rmkt., Rfdg.	A2	5.625	07/01/20	1,000	1,196,100
Dow Chemical, Ser. A-1, A.M.T. (Mandatory put date 06/02/14)	Baa3	6.750	12/01/28	1,000	1,108,650
Dow Chemical, Ser. B-1	Baa3	6.250	06/01/14	1,000	1,101,360
Wste. Mgmt., Inc., A.M.T.	BBB(b)	4.500	12/01/13	1,000	1,050,030
Oakland Cnty. Econ. Dev. Corp. Oblg. Rev., Roman Cathollic Archdiocese Detroit, Rfdg.	NR	6.500	12/01/20	2,000	2,034,020
Royal Oak Mich. Hosp. Fin. Auth. Hosp. Rev., William Beaumont Hosp.	A1	8.250	09/01/39	2,150	2,734,112
William Beaumont Hosp., Ser. W	A1	6.000	08/01/39	1,000	1,102,270
Summit Academy Rev., Rfdg., North Pub. Sch., Academy	BB+(b)	5.500	11/01/30	1,500	1,299,285
Pub. Sch., Academy	BB+(b)	6.250	11/01/25	2,060	2,003,371
Wayne Charter Cnty. Mich. Bldg. Impt., Ser. A, GO	Baa2	6.750	11/01/39	975	1,097,284

					25,089,965

See Notes to Financial Statements.

Prudential Muni High Income Fund	23

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Minnesota 0.4%
St. Paul Hsg. & Redev. Auth. Hosp. Rev., Hlth. East Proj.	Ba1	6.000%	11/15/35	$1,000	$1,015,540
Tobacco Securitization Auth. Settlement, MN Rev., Tobacco Settlement, Ser. B, Rfdg.	A-(b)	5.250	03/01/31	1,200	1,319,904

					2,335,444

Mississippi 0.3%
Warren Cnty. Gulf Opportunity Zone, Intl. Paper Proj., Ser. A	Baa3	5.375	12/01/35	1,000	1,055,130
Ser. A	Baa3	6.500	09/01/32	1,000	1,108,830

					2,163,960

Missouri 0.4%
Manchester Tax Increment & Transn. Rev., Hwy 141, Manchester Rd. Proj., Rfdg.	NR	6.875	11/01/39	1,500	1,582,065
Missouri St. Hlth. & Mo. Hlth. & Ed. Facs., Lutheran Senior Services	NR	6.000	02/01/41	1,000	1,089,330

					2,671,395

Nebraska 0.3%
Central Plains Energy Proj. Gas. Rev., Proj. #3	A1	5.000	09/01/42	1,750	1,755,495

Nevada 0.6%
Clark Cnty. Arpt. Rev., Jet Aviation Fuel Tax, Ser. C, A.M.B.A.C., A.M.T.	A1	5.375	07/01/16	1,000	1,046,050
Ser. C, A.M.B.A.C., A.M.T.	A1	5.375	07/01/17	1,000	1,042,600
Clark Cnty. Impvt. Dist. Rev., Impvt. Dist. No. 142, Loc. Impvt.	NR	6.100	08/01/18	1,820	1,880,388

					3,969,038

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

New Jersey 7.8%
Burlington Cnty. Bridge Commn. Econ. Dev. Rev., The Evergreens Proj.	NR	5.625%	01/01/38	$1,000	$1,002,070
New Jersey Econ. Dev. Auth. Rev., Cigarette Tax	AA+(b)	5.625	06/15/19	505	506,490
Cigarette Tax (Prerefunded 06/15/14)(f)	Aaa	5.750	06/15/34	750	834,037
Continental Airlines, Inc., A.M.T.	B3	6.400	09/15/23	3,500	3,508,400
Continental Airlines, Inc. Proj., Spec. Facs. Rev., A.M.T.	B3	6.250	09/15/29	6,530	6,545,672
Cranes Mill Proj. First Mtge., Ser. A	NR	5.875	07/01/28	1,000	1,053,470
Gloucester Marine, Ser. B, A.M.T.	NR	6.875	01/01/37	3,000	3,001,530
Rfdg.	Baa1	5.000	06/15/28	1,000	1,074,780
New Jersey Healthcare Facs. Fin. Auth. Rev., AHS Hosp. Corp.	A1	6.000	07/01/41	500	585,310
Barnabas Hlth., Ser. A, Rfdg.	Baa2	5.625	07/01/37	1,000	1,056,740
Holy Name Med. Ctr., Rfdg.	Baa2	5.000	07/01/25	1,625	1,648,286
St. Josephs Healthcare Sys.	Ba1	6.625	07/01/38	3,000	3,424,800
Virtua Hlth.	A+(b)	5.750	07/01/33	2,000	2,226,700
New Jersey St. Ed. Facs. Auth. UMDNJ Univ. Med. & Dentistry, Ser. B, Rfdg.	Baa1	7.500	12/01/32	1,000	1,212,690
New Jersey St. Transn. Tr. Fd. Sys. Auth., Ser. A	A1	5.875	12/15/38	2,000	2,279,880
New Jersey St. Tpke. Auth. Tpke. Rev., Growth & Income Secs., Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.15% on 01/01/15)	A3	4.360(c)	01/01/35	4,000	3,631,400
Tobacco Settlement Fin. Corp., NJ Rev., Rfdg., Ser. 1A	B1	4.500	06/01/23	8,290	7,838,776
Ser. 1A	B1	4.625	06/01/26	5,000	4,506,500
Ser. 1A	B2	4.750	06/01/34	3,000	2,330,370

See Notes to Financial Statements.

Prudential Muni High Income Fund	25

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
Ser. 1A	B2	5.000%	06/01/41	$4,500	$3,549,735

					51,817,636

New Mexico 0.7%
Farmington Poll. Ctrl. Rev., Pub. Svc. NM San Juan, Ser. A, Rfdg. (Mandatory put date 06/01/20)	Baa3	5.200	06/01/40	2,150	2,383,834
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. E, A.M.T., G.N.M.A., F.N.M.A., F.H.L.M.C.	AA+(b)	5.500	07/01/35	970	1,031,770
New Mexico St. Hosp. Equip. Ln. Council Hosp. Rev., Presbyterian Healthcare	Aa3	5.000	08/01/39	1,250	1,327,950

					4,743,554

New York 4.1%
Brooklyn Arena Local Dev. Corp., Barclays Ctr. Proj.	Baa3	6.375	07/15/43	1,250	1,389,950
Erie Cnty. Tob. Asset Securitization Corp. Cap. Apprec., Asset Bkd.-1st Sub., Ser. B, C.A.B.S.	NR	9.630(c)	06/01/47	5,000	184,400
Asset Bkd.-2nd Sub., Ser. C, C.A.B.S.	NR	10.758(c)	06/01/50	4,000	101,240
Long Island Pwr. Auth. Elec. Sys. Rev., Ser. A	A3	6.000	05/01/33	1,500	1,768,845
Ser. A	A3	6.250	04/01/33	500	596,535
Metropolitan Transn. Auth. NY Rev., Transn., Ser. A	A2	5.000	11/15/41	1,000	1,076,190
New York City Indl. Dev. Agcy. Rev., Spl. Fac., American Airlines, JFK Int’l. Arpt., A.M.T.(d)	NR	7.500	08/01/16	1,500	1,519,485

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)

Spl. Fac., American Airlines, JFK Int’l. Arpt., A.M.T.(d)	NR	7.750%	08/01/31	$2,000	$2,039,980
Spl. Fac., Terminal One Group Assn. Proj., A.M.T.	A3	5.500	01/01/24	2,450	2,574,974
New York Liberty Dev. Corp. Rev., 4 World Trade Center Proj., Rfdg.	A+(b)	5.000	11/15/44	1,500	1,599,585
4 World Trade Center Proj., Rfdg.	A+(b)	5.750	11/15/51	1,750	1,986,443
7 World Trade Center, Class 1	Aaa	5.000	09/15/40	1,000	1,111,930
New York St. Dorm. Auth. Rev., Mount Sinai Hosp., Ser. A	A2	5.000	07/01/41	1,250	1,313,725
Nonst. Supported Debt, NYU Hosp. Ctr., Ser. A	A3	6.000	07/01/40	1,000	1,132,190
North Shore LI. Jewish, Ser. A	A3	5.000	05/01/41	3,550	3,774,750
Port Auth. of NY & NJ Spl. Oblig. Rev., JFK Intl. Air Terminal	Baa3	5.000	12/01/20	500	528,015
JFK Intl. Air Terminal	Baa3	6.000	12/01/42	2,500	2,770,900
Suffolk Cnty. Indl. Dev. Agcy. Rev., Keyspan, Port Jefferson, A.M.T.	Baa1	5.250	06/01/27	1,500	1,534,305

					27,003,442

North Carolina 0.3%
North Carolina Eastn. Mun. Pwr. Agcy. Pwr. Sys. Rev., Ser. C	Baa1	6.750	01/01/24	1,000	1,247,010
North Carolina Med. Care Commn. Ret. Facs. Rev., First Mtg. Galloway Ridge Proj., Ser. A	NR	6.000	01/01/39	750	778,838

					2,025,848

North Dakota 0.4%
Grand Forks. Healthcare Sys. Rev., Altru Hlth. Sys.	Baa1	5.000	12/01/35	500	524,035
Ward Cnty. Healthcare Facs. Rev., Trinity Oblig., Group B, Rfdg.	BBB-(b)	6.250	07/01/21	1,870	1,873,759

					2,397,794

See Notes to Financial Statements.

Prudential Muni High Income Fund	27

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Ohio 3.6%
Buckeye Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	B3	5.125%	06/01/24	$6,200	$5,051,140
Ser. A-2	B3	5.375	06/01/24	2,995	2,498,908
Ser. A-2	B3	5.875	06/01/30	4,500	3,611,835
Ser. A-2	B3	6.500	06/01/47	2,500	2,132,400
Cleveland Arpt. Sys. Rev., Ser. A, Rfdg.	Baa1	5.000	01/01/31	1,000	1,059,720
Cnty. of Hancock, Ohio Hosp. Facs. Rev., Blanchard Valley Hlth. Ctr., Ser. A	A3	6.250	12/01/34	600	688,182
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare, Ser. A	Aa3	6.000	11/15/41	750	876,428
Promedica Healthcare, Ser. A	Aa3	6.500	11/15/37	875	1,066,502
Middleburg Heights Hosp. Rev., Facs. Southwest Gen., Ser. 2011, Rfdg.	A2	5.250	08/01/41	1,200	1,271,148
Montgomery Cnty. Ohio Rev., Miami Valley Hosp., Ser. A	Aa3	6.250	11/15/39	1,500	1,591,200
Ohio St. Air Quality Dev. Auth. Rev., Poll. FirstEngery Generation, Ser. A	Baa2	5.700	02/01/14	1,500	1,602,360
Ser. C	Baa2	5.625	06/01/18	500	570,385
Ohio St. Wtr. Dev. Auth. Rev., Allied Solid Wste. N.A., Inc., Ser. A, A.M.T.	BBB(b)	5.150	07/15/15	1,250	1,259,263
FirstEnergy Generation, Ser. A (Mandatory put date 06/01/16)	Baa2	5.875	06/01/33	500	562,850

					23,842,321

Oklahoma 0.3%
Tulsa Cnty. Indl. Auth. Sr. Living Cmnty. Rev., Montereau, Inc. Proj., Ser. A	NR	7.125	11/01/30	1,000	1,083,210
Tulsa Arpts. Impt. Tr. Gen. Rev., Ser. A	A3	5.375	06/01/24	1,000	1,077,070

					2,160,280

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Pennsylvania 6.9%
Allegheny Cnty. Hosp. Dev. Auth. Rev., Hlth Sys., West Penn, Ser. A	Caa1	5.000%	11/15/17	$3,975	$3,892,161
West Penn, Ser. A	Caa1	5.000	11/15/28	3,000	2,550,600
West Penn, Ser. A	Caa1	5.375	11/15/40	2,000	1,666,900
Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys. Proj.	Baa1	7.250	07/01/39	1,000	1,164,840
Central Bradford Progress Auth. Rev., Rfdg., Guthrie Healthcare Sys.	AA-(b)	5.375	12/01/41	2,700	2,995,380
Cumberland Cnty. Mun. Auth. Rev., Asbury PA Oblig. Grp.	NR	6.125	01/01/45	2,000	2,043,940
Diakon Lutheran	NR	6.375	01/01/39	1,000	1,070,070
Fulton Cnty. Indl. Dev. Auth. Hosp. Rev., Med. Ctr. Proj.	NR	5.900	07/01/40	1,000	952,010
Geisinger Auth. Hlth. Sys., Ser. A-1	Aa2	5.125	06/01/41	1,450	1,587,068
Monroe Cnty. PA. Hosp. Auth. Pocono. Med. Ctr., Ser. A	A-(b)	5.000	01/01/41	1,000	1,027,730
Northampton Cnty. Gen. Purp. Auth. Hosp. Rev., St. Lukes Hosp. Proj., Ser. A	A3	5.500	08/15/35	1,000	1,043,060
Pennsylvania Econ. Dev. Fin. Auth., Amtrak Proj., Facs. Rev., Ser. A, Rfdg.	A1	5.000	11/01/41	1,000	1,043,190
Res. Recov., Colver Proj., Ser. F, A.M.B.A.C., A.M.T., Rfdg.	Ba1	4.625	12/01/18	4,500	4,460,580
Res. Recov., Sub., Colver Proj., Ser. G, A.M.T., Rfdg.	NR	5.125	12/01/15	1,300	1,304,069
Sew. Sludge Disp. Rev., Philadelphia Biosolids	Baa3	6.250	01/01/32	750	820,035
US Airways Grp., Ser. B, Gty. Agmt.	Caa3	8.000	05/01/29	500	543,760

See Notes to Financial Statements.

Prudential Muni High Income Fund	29

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Pennsylvania (cont’d.)
Pennsylvania St. Turnpike Commission Rev., Sub., Ser. A	A3	5.000%	12/01/42		$1,500	$1,582,935
Philadelphia, PA, GO, Ser. B, A.G.M.	Aa3	7.125	07/15/38		1,500	1,712,850
Philadelphia Arpt. Rev., Ser. A, A.M.T., Rfdg.	A2	5.000	06/15/27		2,500	2,656,225
Philadelphia Auth. For Indl. Dev. Rev., Mariana Bracetti Academy	BBB-(b)	7.625	12/15/41		2,000	2,186,920
New Foundation Chrt. Sch. Proj.	BB+(b)	6.625	12/15/41		1,000	1,021,850
Please Touch Museum Proj.	BBB-(b)	5.250	09/01/31		1,500	1,292,190
Somerset Cnty. Hosp. Auth. Rev.,
GF Somerset Healthcare First Mtge. (original cost $1,106,647; purchased 02/10/97)(e)(g)(h)	NR	4.200	06/01/09	**	1,095	601,681
GF Somerset Healthcare First Mtge. (original cost $8,898,687; purchased 02/10/97)(e)(g)(h)	NR	4.250	06/01/24		8,805	4,838,171
Susquehanna Area Regional Arpt. Auth., A.M.T.	Baa3	6.500	01/01/38		1,500	1,564,665

						45,622,880

Puerto Rico 3.8%
Puerto Rico Comwlth., Rfdg. Pub. Impt., Ser. A	Baa1	5.500	07/01/39		2,000	2,070,740
Puerto Rico Comwlth., Pub. Impt., Ser. C, GO, Rfdg.	Baa1	6.000	07/01/39		800	853,096
Puerto Rico Comwlth., Aqueduct & Swr. Auth. Rev., Sr. Lien, Rfdg.,
Ser. A	Baa2	5.750	07/01/37		1,350	1,427,639
Ser. A	Baa2	6.000	07/01/47		1,125	1,208,171
Puerto Rico Comwlth., Govt. Dev. Bank Sr. Notes., Ser. C, A.M.T.	Baa1	5.250	01/01/15		2,000	2,132,560

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Puerto Rico (cont’d.)
Puerto Rico Comwlth., Hwy. & Transn. Auth. Hwy. Rev., Ser. CC	A3	5.500%	07/01/28	$2,500	$2,763,550
Puerto Rico Pub. Bldg. Auth. Rev., Govt. Facs., Ser. P	Baa1	6.750	07/01/36	750	875,370
Gtd. Govt. Facs., Ser. M, Rfdg.	Baa1	6.000	07/01/20	2,500	2,916,450
Puerto Rico Elec. Pwr. Auth. Rev., Ser. A	Baa1	5.000	07/01/42	1,600	1,597,408
Ser. XX	Baa1	5.250	07/01/40	2,000	2,035,740
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Cap. Apprec., Ser. A	A1	10.650(c)	08/01/33	5,000	1,516,850
First Sub., Ser. A	A1	5.000	08/01/43	750	787,342
First Sub., Ser. A	A1	5.250	08/01/43	750	801,503
First Sub., Ser. A	A1	5.500	08/01/42	1,500	1,618,530
First Sub., Ser. A	A1	5.750	08/01/37	1,000	1,105,850
First Sub., Ser. A	A1	6.000	08/01/42	1,500	1,692,180

					25,402,979

Rhode Island 0.4%
Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fing., Lifespan Oblig., Ser. A	Baa1	7.000	05/15/39	2,000	2,338,280

South Dakota 0.5%
Educational Enhancement Funding Corp., Tobacco, Ser. B	A3	6.500	06/01/32	2,800	2,841,356
South Dakota St. Hlth. & Educational Facs. Auth., Avera Hlth. Ser. A	A1	5.000	07/01/42	500	523,175

					3,364,531

Tennessee 2.2%
Bradley Cnty. Ind. Dev. Brd. Rev., Olin Corp. Proj., Ser. C, Rfdg.	Ba1	6.625	11/01/17	2,000	2,069,180

See Notes to Financial Statements.

Prudential Muni High Income Fund	31

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Tennessee (cont’d.)
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev., Mountain States Hlth. Alliance	Baa1	6.000%	07/01/38	$1,000	$1,105,840
Mountain States Hlth., First Mtge., Ser. A, NATL, E.T.M. Rfdg.(f)	Baa1	6.750	07/01/17	2,000	2,428,100
Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs. Rev., Covenant Hlth., Ser. A, C.A.B.S.	A-(b)	5.190(c)	01/01/35	1,000	317,320
Rutherford Cnty. Hlth. & Edl. Facs., First Mtge. Rev., Group Homes, Inc.	NR	9.500	12/01/19	3,600	3,604,968
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	Baa3	5.000	02/01/18	2,000	2,150,000
Ser. C	Baa3	5.000	02/01/22	1,000	1,071,820
Ser. C	Baa3	5.000	02/01/25	1,500	1,579,710

					14,326,938

Texas 11.1%
Austin Convention Enterprises, Inc., Convention Ctr., Rfdg., Second Tier, Ser. B	Ba2	5.750	01/01/24	2,405	2,512,672
Second Tier, Ser. B	Ba2	5.750	01/01/34	1,000	1,009,270
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC, A.M.T., Rfdg.	Ca	5.400	05/01/29	2,000	250,820
TXU Energy Co. LLC, Elec. Rmkt., A.M.T., Rfdg.	Ca	8.250	10/01/30	3,000	449,130
TXU Energy Co. LLC, Proj., Ser. D (Mandatory put date 10/01/14)	Ca	5.400	10/01/29	1,000	301,040
Capital Area Cultural Ed. Facs. Fin. Corp. Rev., Roman Catholic Diocese, Ser. B, Rmkt.	Baa2	6.125	04/01/45	2,000	2,148,260

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien	Baa3	5.750%	01/01/25	$1,000	$1,095,520
Sr. Lien	Baa3	6.000	01/01/41	2,000	2,207,200
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch.	BBB+(b)	5.750	08/15/41	1,000	1,079,800
Tejano Ctr. Cmnty.	BBB-(b)	9.000	02/15/38	2,000	2,306,500
Uplift Ed., Ser. A	BBB-(b)	6.125	12/01/40	3,000	3,307,950
Decatur Hosp. Auth. Rev., Wise Reg. Hlth. Sys., Ser. A	NR	7.125	09/01/34	3,000	3,135,960
Harris Cnty. Indl. Dev. Corp. Solid Wste. Disp. Rev., Deer Park Refining Proj.	A2	5.000	02/01/23	750	814,785
Houston Arpt. Sys. Rev., Rfdg., Spl. Facs. Cont. Airlines, Inc. Proj., A.M.T.	B3	6.625	07/15/38	1,500	1,598,175
Sub. Lien, Ser. A, A.M.T.	A(b)	5.000	07/01/25	250	277,220
Sub. Lien, Ser. A, A.M.T.	A(b)	5.000	07/01/32	1,000	1,080,220
Houston Higher Ed. Fin. Corp., Higher Ed. Rev., Cosmos Fndtn., Inc., Ser. A	BBB(b)	5.000	02/15/42	1,250	1,269,262
Cosmos Fndtn., Inc., Ser. A	BBB(b)	6.500	05/15/31	1,000	1,159,290
La Vernia Higher Ed. Fin. Corp. Ed. Rev., Kipp, Inc., Ser. A	BBB(b)	6.375	08/15/44	1,000	1,121,970
Lifeschools of Dallas, Ser. A	BBB-(b)	7.500	08/15/41	2,000	2,296,900
Love Field Arpt. Modernization Corp. Spl. Facs. Rev., Southwest Airlines Co. Proj.	Baa3	5.250	11/01/40	2,500	2,584,300
Lower Colorado Riv. Auth. Rev., Rfdg. & Impt., Ser. A (Prerefunded 05/15/15)(f)	A1	7.250	05/15/37	4,905	5,871,825
Ser. A, Unrefunded Balance	A1	7.250	05/15/37	95	108,526
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev., Bonds, Cent. Pwr. & Lt. Co. Proj., Ser. A	Baa2	6.300	11/01/29	1,000	1,141,610

See Notes to Financial Statements.

Prudential Muni High Income Fund	33

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
North Tex. Edu. Fin. Corp. Uplift Edu., Ser. A	BBB-(b)	5.250%	12/01/47	$1,000	$1,003,060
North Tex. Twy. Auth. Rev., Rfdg., First Tier, Ser. A	A2	5.750	01/01/40	3,500	3,800,335
First Tier, Ser. A	A2	6.250	01/01/39	1,500	1,692,015
First Tier, Sys.	A2	6.000	01/01/38	2,000	2,285,760
Second Tier, Ser. F	A3	5.750	01/01/38	2,500	2,698,750
Pharr Higher Ed. Fin. Auth. Ed. Rev., Idea Pub. Sch., Ser. A	BBB+(b)	6.500	08/15/39	1,000	1,088,960
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B	Ca	6.150	08/01/22	1,000	125,260
San Juan Higher Ed. Fin. Auth. Rev., Idea Pub. Schs., Ser. A	BBB+(b)	6.700	08/15/40	1,000	1,117,740
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp., Hosp. Rev., Mirador Proj. Ret. Fac., Temps. 75, Ser. B-1	NR	7.250	11/15/16	1,000	1,000,380
Stayton At Museum Way Sr. Living Ctr. Proj. Temps., Ser. C-1	NR	7.500	11/15/16	1,000	1,000,810
Texas Mun. Pwr. Agcy. Rev., NATL, E.T.M., C.A.B.S.(f)	A2	0.690(c)	09/01/15	50	48,860
Texas Mun. Gas Acquisition & Supply Corp., Gas Supply Rev., Sr. Lien, Ser. A	Baa1	5.250	12/15/26	3,900	4,207,749
Sr. Lien, Ser. D	Baa1	6.250	12/15/26	2,000	2,365,400
Texas Private Activity Surface Transn. Corp., Sr. Lien, LBJ Infrastructure	Baa3	7.000	06/30/40	4,670	5,432,424
NTE Mobility Partners	Baa2	6.875	12/31/39	2,000	2,293,780
Texas St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev., Ed. Cosmos Fndtn., Ser. A	BBB(b)	5.375	02/15/37	1,000	1,016,090
Ed. Cosmos Fndtn., Ser. A	BBB(b)	6.200	02/15/40	1,000	1,118,970
Idea Pub. Sch. Proj., Ser. A, A.C.A.	BBB+(b)	5.000	08/15/30	2,000	2,026,740

					73,451,288

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Utah 0.2%
Riverton Utah Hosp. Rev., IHC Hlth. Svcs., Inc.	Aa1	5.000%	08/15/41	$1,500	$1,607,685

Virgin Islands 0.1%
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln. Diageo, Ser. A	Baa3	6.750	10/01/37	750	863,475

Virginia 1.4%
Mosaic District Cmnty. Dev. Auth. Rev., Ser. A	NR	6.875	03/01/36	1,250	1,360,675
Norfolk Redev. & Hsg. Auth. Multi-Fam. Rental Hsg. Fac. Rev., Sussex Apts., A.M.T.	NR	8.000	09/01/26	4,875	4,888,894
Virginia St. Small Business Fin. Auth. Rev. Sr. Lien. Elizabeth River Crossings Opco. LLC	BBB-(b)	5.500	01/01/42	3,000	3,086,400

					9,335,969

Washington 1.2%
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp.	Baa2	5.375	12/01/22	1,190	1,250,976
Skagit Valley Hosp.	Baa2	5.750	12/01/35	625	658,256
Tobacco Settlement Auth. of Washington Rev., Asset Bkd.	A3	6.500	06/01/26	2,020	2,099,568
Washington St. Healthcare Fac. Auth. Rev., Overlake Hosp. Med. Ctr.	A3	5.500	07/01/30	1,115	1,199,127
Seattle Childrens Hosp.	Aa3	5.625	10/01/38	1,250	1,395,387
Swedish Hlth. Svcs., Ser. A	A2	6.500	11/15/33	1,000	1,086,560

					7,689,874

Wisconsin 0.5%
Milwaukee Redev. Auth. Redev. Rev., Science Ed. Consortium Proj., Ser. A	BBB-(b)	5.750	08/01/35	1,500	1,433,265

See Notes to Financial Statements.

Prudential Muni High Income Fund	35

Portfolio of Investments

as of April 30, 2012 continued

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Wisconsin (cont’d.)
Wisconsin Hlth. & Edl. Facs. Auth. Rev., Beaver Dam Cmnty. Hosp., Inc., Ser. A	NR	6.750%	08/15/34	$1,250	$1,273,925
Eastcastle Place, Inc. Proj.	NR	6.125	12/01/34	1,000	618,680

					3,325,870

Wyoming 0.3%
Campbell Cnty. Solid Wste. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	A1	5.750	07/15/39	500	562,955
Laramie Cnty. Hosp. Rev., Cheyenne Regl., Med. Ctr. Proj.	A+(b)	5.000	05/01/42	1,500	1,591,500

					2,154,455

Total long-term investments (cost $618,897,342)					647,370,595

SHORT-TERM INVESTMENTS 1.2%

California 0.4%
California St. Economic Recovery Var. Ser. C-4, Rmkt., GO, F.R.D.D.	VMIG1	0.230(i)	07/01/23	2,300	2,300,000

Kansas 0.1%
Wichita Kans. Hosp. Rev., Var. Facs. Christi. Hlth. III., Ser. B-2, F.R.D.D.	A-1(b)	0.250(i)	11/15/39	600	600,000

Mississippi 0.2%
Mississippi St. Business Fin. Comm. Gulf Oppor. Zone Var. Chevron USA Ser. D, F.R.D.D.	VMIG1	0.230(i)	11/01/35	1,535	1,535,000

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS (Continued)

Washington 0.5%
Washington St. Healthcare Facs. Auth. Rev., Var. Facs., Fred Hutchinson Cancer Ctr., Ser. C, F.R.D.D.	VMIG1	0.270%(i)	01/01/41	$3,150	$3,150,000

Total short-term investments (cost $7,585,000)					7,585,000

Total Investments 99.2% (cost $626,482,342)					654,955,595
Other assets in excess of liabilities(j) 0.8%					5,562,414

Net Assets 100.0%					$660,518,009

*	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
**	The 2009 bonds remain an outstanding obligation of Somerset. Revised maturity date to be determined.
†	The ratings reflected are as of April 30, 2012. Ratings of certain bonds may have changed subsequent to that date.
(a)	The following abbreviations are used in the portfolio descriptions:

144A—Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A.C.A.—ACA Financial Guaranty Corp.

A.G.C.—American Guarantee Corp.

A.G.M.—Assured Guaranty Municipal Corp.

A.M.B.A.C.—American Municipal Bond Assurance Corp.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

CDD—Community Development District.

E.T.M.—Escrowed to Maturity.

F.H.L.M.C. Federal Home Loan Mortgage Corp.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Daily Demand Note.

G.N.M.A.—Government National Mortgage Association.

GO—General Obligation.

I.D.B.—Industrial Development Bond.

LLC—Limited Liability Corp.

See Notes to Financial Statements.

Prudential Muni High Income Fund	37

Portfolio of Investments

as of April 30, 2012 continued

NATL—National Public Finance Guaranty Corp.

NR—Not Rated by Moody’s or Standard & Poor’s.

P.C.R.—Pollution Control Revenue.

(b)	Standard & Poor’s Rating.
(c)	Represents a zero coupon bond or step bond. Rate shown reflects the effective yield on April 30, 2012.
(d)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(e)	Represents issuer in default on interest payments and/or principal repayment.
(f)	All or partial escrowed to maturity and pre-funded issues are secured by escrowed cash and/or U.S. guaranteed obligations.
(g)	Indicates a security that has been deemed illiquid.
(h)	Indicates a restricted security; the aggregate original cost of such securities is $11,025,463. The aggregate value of $5,972,188 is approximately 0.9% of net assets.
(i)	Indicates variable rate instrument. The interest rate shown reflects the rate in effect at April 30, 2012.
(j)	Includes net unrealized depreciation on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at April 30, 2012:

Number of Contracts	Type	Expiration Date	Value at April 30, 2012	Value at Trade Date	Unrealized Depreciation(1)
	Short Positions:
15	10 Year U.S. Treasury Notes	Jun. 2012	$1,984,219	$1,967,949	$(16,270)
27	U.S. Long Bonds	Jun. 2012	3,857,625	3,843,045	(14,580)

					$(30,850)

(1)	Cash of $193,100 has been segregated to cover requirement for open futures contracts as of April 30, 2012.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

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The following is a summary of the inputs used as of April 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$654,955,595	$—
Other Financial Instruments*
Futures Contracts	(30,850)	—	—

Total	$(30,850)	$654,955,595	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2012 was as follows:

Healthcare	27.7%
Corporate Backed I.D.B. & P.C.R.	14.0
Transportation	9.3
Special Tax/Assessment District	9.0
Tobacco	8.8
Education	8.3
Power	5.7
General Obligation	2.8
Other	2.6
Lease Backed Certificate of Participation	2.4
Other Muni	2.1
Pre-Refunded	1.8
Water & Sewer	1.2
Solid Waste/Resource Recovery	1.2
Short-Term Investments	1.2
Housing	0.9
Tobacco Appropriated	0.2

99.2
Other assets in excess of liabilities	0.8

Net Assets	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

Prudential Muni High Income Fund	39

Portfolio of Investments

as of April 30, 2012 continued

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of April 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due to broker— variation margin	$30,850	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(2,999,374)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$606,761

For the year ended April 30, 2012, the Fund’s average value at trade date for futures short positions was $11,855,680.

See Notes to Financial Statements.

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Financial Statements

APRIL 30, 2012	ANNUAL REPORT

Prudential Muni High Income Fund

Statement of Assets and Liabilities

as of April 30, 2012

Assets
Unaffiliated investments (cost $626,482,342)	$654,955,595
Cash	82,120
Deposit with broker	193,100
Interest receivable	12,003,052
Receivable for investments sold	2,902,645
Receivable for Fund shares sold	1,408,059
Prepaid expenses	2,913

Total assets	671,547,484

Liabilities
Payable for investments purchased	8,036,372
Payable for Fund shares reacquired	1,866,402
Dividends payable	482,856
Management fee payable	268,017
Distribution fee payable	180,150
Accrued expenses	172,454
Affiliated transfer agent fee payable	10,276
Deferred trustees’ fees	6,854
Due to broker—variation margin	6,094

Total liabilities	11,029,475

Net Assets	$660,518,009

Net assets were comprised of:
Shares of beneficial interest, at par	$659,140
Paid-in capital in excess of par	665,853,973

666,513,113
Undistributed net investment income	4,406,683
Accumulated net realized loss on investment transactions	(38,844,190)
Net unrealized appreciation on investments	28,442,403

Net assets, April 30, 2012	$660,518,009

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($406,032,695 ÷ 40,516,315 shares of beneficial interest issued and outstanding)	$10.02
Maximum sales charge (4% of offering price)	0.42

Maximum offering price to public	$10.44

Class B
Net asset value, offering price and redemption price per share ($54,084,054 ÷ 5,393,406 shares of beneficial interest issued and outstanding)	$10.03

Class C
Net asset value, offering price and redemption price per share ($93,968,654 ÷ 9,373,303 shares of beneficial interest issued and outstanding)	$10.03

Class Z
Net asset value, offering price and redemption price per share ($106,432,606 ÷ 10,630,966 shares of beneficial interest issued and outstanding)	$10.01

See Notes to Financial Statements.

Prudential Muni High Income Fund	43

Statement of Operations

Year Ended April 30, 2012

Net Investment Income
Income
Unaffiliated interest	$34,506,832

Expenses
Management fee	2,969,146
Distribution fee—Class A	959,935
Distribution fee—Class B	218,758
Distribution fee—Class C	820,689
Transfer agent’s fees and expenses (including affiliated expense of $66,000)	334,000
Custodian’s fees and expenses	120,000
Registration fees	82,000
Reports to shareholders	42,000
Audit fee	33,000
Legal fees and expenses	25,000
Trustees’ fees	23,000
Insurance	12,000
Miscellaneous	13,599

Total expenses	5,653,127
Less: Custodian fee credit (Note 1)	(179)

Net expenses	5,652,948

Net investment income	28,853,884

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on:
Investment transactions	(7,885,214)
Financial futures transactions	(2,999,374)

(10,884,588)

Net change in unrealized appreciation (depreciation) on:
Investments	61,600,908
Financial futures contracts	606,761

62,207,669

Net gain on investments	51,323,081

Net Increase In Net Assets Resulting From Operations	$80,176,965

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended April 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$28,853,884	$29,592,249
Net realized loss on investment transactions	(10,884,588)	(19,700,712)
Net change in unrealized appreciation (depreciation) on investments	62,207,669	(5,908,311)

Net increase in net assets resulting from operations	80,176,965	3,983,226

Dividends from net investment income (Note 1)
Class A	(18,869,605)	(20,298,461)
Class B	(2,037,048)	(1,720,876)
Class C	(3,427,118)	(3,514,852)
Class Z	(4,333,419)	(2,664,111)

	(28,667,190)	(28,198,300)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	179,235,827	159,219,574
Net asset value of shares issued in reinvestment of dividends	23,643,504	22,243,706
Cost of shares reacquired	(125,315,673)	(173,682,895)

Net increase in net assets from Fund share transactions	77,563,658	7,780,385

Total increase (decrease)	129,073,433	(16,434,689)

Net Assets:
Beginning of year	531,444,576	547,879,265

End of year(a)	$660,518,009	$531,444,576

(a) Includes undistributed net investment income of:	$4,406,683	$4,377,590

See Notes to Financial Statements.

Prudential Muni High Income Fund	45

Notes to Financial Statements

Prudential Investment Portfolios 4—Prudential Muni High Income Fund (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and currently consists of one series: the Prudential Muni High Income Fund. The Fund is a diversified fund.

The investment objective of the Fund is to provide the maximum amount of income that is eligible from exclusion from federal income taxes.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the normal close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities

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some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the

Prudential Muni High Income Fund	47

Notes to Financial Statements

continued

financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is a minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is

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under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended April 30, 2012, the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis as an adjustment to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective Class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, are made annually. Dividends and distributions to

Prudential Muni High Income Fund	49

Notes to Financial Statements

continued

shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers for the Fund, occupancy and certain clerical and bookkeeping cost of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets of up to $1 billion and ..45% of the average daily net assets in excess of $1 billion. The effective management fee rate was .50% for the year ended April 30, 2012. The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the

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distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .50% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through August 31, 2013.

PIMS has advised the Fund that it received $299,954 for Class A shares in front-end sales charges during the year ended April 30, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended April 30, 2012, it received $16,188, $42,829 and $8,044 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended April 30, 2012, were $281,149,491 and $203,852,327, respectively. Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchase and sale amounts.

Prudential Muni High Income Fund	51

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended April 30, 2012, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $157,601 due to the difference in the treatment of accreting market discount between financial and tax reporting and other book to tax differences. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended April 30, 2012, the tax character of dividends paid was $28,253,958 of tax-exempt income and $413,232 of ordinary income. For the year ended April 30, 2011, the tax character of dividends paid was $28,031,522 of tax-exempt income and $166,778 of ordinary income.

As of April 30, 2012, the components of distributable earnings on a tax basis were $5,104,987 of tax-exempt income (includes timing difference of $482,856 for dividends payable) and $231,365 of ordinary income, respectively. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of April 30, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$622,874,335	$50,301,020	$(18,219,760)	$32,081,260

The difference between book and tax basis were primarily due to the difference between financial and tax reporting with respect to accretion of market discount and other adjustments.

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Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended April 30, 2012 (“post-enactment losses”) for an unlimited period. Post enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning before April 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of April 30, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$5,477,000

Pre-Enactment Losses:
Expiring 2014	11,064,000
Expiring 2019	19,389,000

$30,453,000

The Fund elected to treat post-October capital losses of approximately $6,993,000 as having been incurred in the fiscal year ending April 30, 2013.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% on shares

Prudential Muni High Income Fund	53

Notes to Financial Statements

continued

redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

During the fiscal year ended April 30, 2010, the Fund received $4,034 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. The per share effect of this amount is disclosed in the financial highlights.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended April 30, 2012:
Shares sold	8,413,377	$81,278,344
Shares issued in reinvestment of dividends	1,669,467	16,098,583
Shares reacquired	(8,243,279)	(79,733,456)

Net increase (decrease) in shares outstanding before conversion	1,839,565	17,643,471
Shares issued upon conversion from Class B and Z	264,293	2,547,863
Shares reacquired upon conversion into Class Z	(1,394,895)	(13,191,757)

Net increase (decrease) in shares outstanding	708,963	$6,999,577

Year ended April 30, 2011:
Shares sold	7,335,435	$69,288,981
Shares issued in reinvestment of dividends	1,758,634	16,587,816
Shares reacquired	(11,875,666)	(111,167,680)

Net increase (decrease) in shares outstanding before conversion	(2,781,597)	(25,290,883)
Shares issued upon conversion from Class B	418,890	3,977,958
Shares reacquired upon conversion into Class Z	(54,761)	(517,026)

Net increase (decrease) in shares outstanding	(2,417,468)	$(21,829,951)

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Class B	Shares	Amount
Year ended April 30, 2012:
Shares sold	1,890,024	$18,318,774
Shares issued in reinvestment of dividends	178,557	1,725,542
Shares reacquired	(370,311)	(3,568,154)

Net increase (decrease) in shares outstanding before conversion	1,698,270	16,476,162
Shares reacquired upon conversion into Class A	(259,598)	(2,505,040)

Net increase (decrease) in shares outstanding	1,438,672	$13,971,122

Year ended April 30, 2011:
Shares sold	1,505,657	$14,388,514
Shares issued in reinvestment of dividends	151,346	1,426,566
Shares reacquired	(652,356)	(6,115,780)

Net increase (decrease) in shares outstanding before conversion	1,004,647	9,699,300
Shares reacquired upon conversion into Class A	(418,348)	(3,977,958)

Net increase (decrease) in shares outstanding	586,299	$5,721,342

Class C
Year ended April 30, 2012:
Shares sold	2,783,492	$26,887,997
Shares issued in reinvestment of dividends	275,469	2,660,589
Shares reacquired	(1,658,948)	(15,948,428)

Net increase (decrease) in shares outstanding before conversion	1,400,013	13,600,158
Shares reacquired upon conversion into Class Z	(2,597)	(25,978)

Net increase (decrease) in shares outstanding	1,397,416	$13,574,180

Year ended April 30, 2011:
Shares sold	3,159,215	$30,236,469
Shares issued in reinvestment of dividends	257,076	2,423,998
Shares reacquired	(3,008,248)	(28,132,971)

Net increase (decrease) in shares outstanding before conversion	408,043	4,527,496
Shares reacquired upon conversion into Class Z	(15,675)	(146,716)

Net increase (decrease) in shares outstanding	392,368	$4,380,780

Prudential Muni High Income Fund	55

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended April 30, 2012:
Shares sold	5,461,468	$52,750,712
Shares issued in reinvestment of dividends	326,727	3,158,790
Shares reacquired	(2,691,043)	(26,065,635)

Net increase (decrease) in shares outstanding before conversion	3,097,152	29,843,867
Shares issued upon conversion from Class A and C	1,399,129	13,217,735
Shares reacquired upon conversion into Class A	(4,402)	(42,823)

Net increase (decrease) in shares outstanding	4,491,879	$43,018,779

Year ended April 30, 2011:
Shares sold	4,787,879	$45,305,610
Shares issued in reinvestment of dividends	191,907	1,805,326
Shares reacquired	(3,013,969)	(28,266,464)

Net increase (decrease) in shares outstanding before conversion	1,965,817	18,844,472
Shares issued upon conversion from Class A and C	70,511	663,742

Net increase (decrease) in shares outstanding	2,036,328	$19,508,214

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended April 30, 2012.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the

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accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Muni High Income Fund	57

Financial Highlights

Class A Shares
	Year Ended April 30,
	2012(c)		2011	2010		2009(c)		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.18		$9.56	$8.51		$9.82		$10.53
Income (loss) from investment operations:
Net investment income	.48		.51	.53		.54		.50
Net realized and unrealized gain (loss) on investment transactions	.83		(.41)	1.03		(1.33)		(.72)
Total from investment operations	1.31		.10	1.56		(.79)		(.22)
Less Dividends:
Dividends from net investment income	(.47)		(.48)	(.51)		(.52)		(.49)
Capital Contributions (Note 6)	-		-	-	(f)	-		-
Net asset value, end of year	$10.02		$9.18	$9.56		$8.51		$9.82
Total Return(a):	14.61%		1.05%	18.75%		(8.08)%		(2.11)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$406,033		$365,513	$403,864		$339,959		$388,838
Average net assets (000)	$383,978		$398,618	$378,340		$354,290		$411,884
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.87%		.87%	.87%		.87%	(d)	.87% (d)
Expenses, excluding distribution and service (12b-1) fees	.62%		.62%	.62%		.62%	(d)	.62% (d)
Net investment income	4.95%		5.34%	5.77%		6.00%		4.96%
Portfolio turnover rate	15%	(e)	24% (e)	26%	(e)	23%	(e)	41%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to ..25% of the average daily net assets of the Class A shares through August 31, 2013.

(c) Calculated based on average shares outstanding during the year.

(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is .85% and .60% for the year ended April 30, 2009 and .84% and .59% for the year ended April 30, 2008, respectively.

(e) The portfolio turnover rate including variable rate demand notes was 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011, 51% for the year ended April 30, 2010 and 50% for the year ended April 30, 2009.

(f) Less than $.005 per share.

See Notes to Financial Statements.

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Class B Shares
	Year Ended April 30,
	2012(b)		2011	2010		2009(b)		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.19		$9.57	$8.52		$9.82		$10.53
Income (loss) from investment operations:
Net investment income	.45		.47	.50		.51		.49
Net realized and unrealized gain (loss) on investment transactions	.84		(.39)	1.04		(1.31)		(.73)
Total from investment operations	1.29		.08	1.54		(.80)		(.24)
Less Dividends:
Dividends from net investment income	(.45)		(.46)	(.49)		(.50)		(.47)
Capital Contributions (Note 6)	-		-	-	(d)	-		-
Net asset value, end of year	$10.03		$9.19	$9.57		$8.52		$9.82
Total Return(a):	14.33%		.82%	18.45%		(8.19)%		(2.35)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$54,084		$36,335	$32,238		$25,820		$42,119
Average net assets (000)	$43,752		$35,386	$29,152		$33,111		$50,205
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.12%		1.12%	1.12%		1.12%	(c)	1.12% (c)
Expenses, excluding distribution and service (12b-1) fees	.62%		.62%	.62%		.62%	(c)	.62% (c)
Net investment income	4.69%		5.11%	5.52%		5.66%		4.70%
Portfolio turnover rate	15%	(e)	24% (e)	26%	(e)	23%	(e)	41%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is 1.10% and .60% for the year ended April 30, 2009 and 1.09% and .59% for the year ended April 30, 2008, respectively.

(d) Less than $.005 per share.

(e) The portfolio turnover rate including variable rate demand notes was 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011, 51% for the year ended April 30, 2010 and 50% for the year ended April 30, 2009.

See Notes to Financial Statements.

Prudential Muni High Income Fund	59

Financial Highlights

continued

Class C Shares
	Year Ended April 30,
	2012(c)		2011	2010		2009(c)		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.19		$9.57	$8.51		$9.82		$10.53
Income (loss) from investment operations:
Net investment income	.40		.44	.48		.50		.45
Net realized and unrealized gain (loss) on investment transactions	.84		(.40)	1.05		(1.33)		(.72)
Total from investment operations	1.24		.04	1.53		(.83)		(.27)
Less Dividends:
Dividends from net investment income	(.40)		(.42)	(.47)		(.48)		(.44)
Capital Contributions (Note 6)	-		-	-	(e)	-		-
Net asset value, end of year	$10.03		$9.19	$9.57		$8.51		$9.82
Total Return(a):	13.77%		.39%	18.33%		(8.51)%		(2.59)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$93,969		$73,273	$72,570		$36,474		$27,097
Average net assets (000)	$82,069		$79,419	$54,768		$30,512		$28,247
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.62%		1.54%	1.37%		1.37%	(d)	1.37% (d)
Expenses, excluding distribution and service (12b-1) fees	.62%		.62%	.62%		.62%	(d)	.62% (d)
Net investment income	4.20%		4.67%	5.25%		5.61%		4.46%
Portfolio turnover rate	15%	(f)	24% (f)	26%	(f)	23%	(f)	41%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to ..75% of the average daily net assets of the Class C shares through August 31, 2010.

(c) Calculated based on average shares outstanding during the year.

(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is 1.35% and .60% for the year ended April 30, 2009 and 1.34% and .59% for the year ended April 30, 2008, respectively.

(e) Less than $.005 per share.

(f) The portfolio turnover rate including variable rate demand notes was 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011, 51% for the year ended April 30, 2010 and 50% for the year ended April 30, 2009.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended April 30,
	2012(b)		2011	2010		2009(b)		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.17		$9.56	$8.50		$9.81		$10.52
Income (loss) from investment operations:
Net investment income	.50		.53	.55		.57		.53
Net realized and unrealized gain (loss) on investment transactions	.84		(.41)	1.05		(1.33)		(.72)
Total from investment operations	1.34		.12	1.60		(.76)		(.19)
Less Dividends:
Dividends from net investment income	(.50)		(.51)	(.54)		(.55)		(.52)
Capital Contributions (Note 6)	-		-	-	(d)	-		-
Net asset value, end of year	$10.01		$9.17	$9.56		$8.50		$9.81
Total Return(a):	14.92%		1.20%	19.22%		(7.81)%		(1.86)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$106,432		$56,323	$39,207		$19,842		$10,037
Average net assets (000)	$84,036		$49,605	$27,751		$12,544		$9,246
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.62%		.62%	.62%		.62%	(c)	.62% (c)
Expenses, excluding distribution and service (12b-1) fees	.62%		.62%	.62%		.62%	(c)	.62% (c)
Net investment income	5.18%		5.62%	6.00%		6.50%		5.22%
Portfolio turnover rate	15%	(e)	24% (e)	26%	(e)	23%	(e)	41%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is .60% and .60% for the year ended April 30, 2009 and .59% and .59% for the year ended April 30, 2008, respectively.

(d) Less than $.005 per share.

(e) The portfolio turnover rate including variable rate demand notes was 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011, 51% for the year ended April 30, 2010 and 50% for the year ended April 30, 2009.

See Notes to Financial Statements.

Prudential Muni High Income Fund	61

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 4:

We have audited the accompanying statement of assets and liabilities of Prudential Muni High Income Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 4, including the portfolio of investments, as of April 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 22, 2012

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Tax Information

(Unaudited)

During the fiscal year ended April 30, 2012, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.467	$.444	$.397	$.492

In January 2013, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2012.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Prudential Muni High Income Fund	63

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Muni High Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Visit our website at www.prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)

The year that each Board Member joined the Funds’ Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker; 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Muni High Income Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Visit our website at www.prudentialfunds.com

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)

The year that each individual became an officer of the Fund is as follows: Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Timothy Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1996, M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Muni High Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Muni High Income Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL MUNI HIGH INCOME FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX
CUSIP	74440M104	74440M203	74440M302	74440M401

MF133E    0226455-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended April 30, 2012 and April 30, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $32,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended April 30, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. Not applicable for the fiscal year ended April 30, 2011

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-

approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 4

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	June 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	June 21, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	June 21, 2012